UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
(Amendment No.  )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-2

BIG 5 SPORTING GOODS CORPORATION

(Name of Registrant as Specified In Its Charter)
STADIUM CAPITAL MANAGEMENT, LLC
STADIUM CAPITAL PARTNERS, L.P.
STADIUM CAPITAL MANAGEMENT GP, L.P.
STADIUM CAPITAL QUALIFIED PARTNERS, L.P.
ALEXANDER M. SEAVER
BRADLEY R. KENT
DOMINIC P. DEMARCO
NICHOLAS DONATIELLO, JR.
MICHAEL J. MCCONNELL

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
BIG 5 SPORTING GOODS CORPORATION
2015 ANNUAL MEETING OF STOCKHOLDERS
[FRIDAY, JUNE 12], 2015

PROXY STATEMENT
OF
STADIUM CAPITAL

PLEASE SIGN, DATE AND RETURN THE ENCLOSED WHITE PROXY CARD TODAY.
This proxy statement (this “Proxy Statement”) and the enclosed WHITE proxy card are being furnished by Stadium Capital Partners, L.P. (“SCP”) in connection with the solicitation of proxies from the holders of shares of common stock, par value $.01 per share (the “Common Stock”), of Big 5 Sporting Goods Corporation, a Delaware corporation (the “Company”), for the 2015 Annual Meeting of Stockholders of the Company scheduled to be held at [•], local time, on [Friday, June 12], 2015, at [•] located at [•] and at any adjournments, postponements or other delays thereof and at any special meeting that may be called in lieu thereof  (the “Annual Meeting”).
At the Annual Meeting, the Company’s stockholders will consider and act upon the following matters:
1.
The election of three Class A directors, each to hold office until the 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”) and their respective successors are duly elected and qualified.

2.
An advisory vote to approve the Company’s executive compensation.

3.
The ratification of the appointment of Deloitte & Touche LLP to serve as the Company’s independent auditors for fiscal 2015.

4.
A stockholder proposal requesting a declassified board structure.

5.
The transaction of such other business as may properly come before the Annual Meeting.

As of the date of this proxy statement, SCP is the record owner of 1,000 shares of Common Stock and the beneficial owner of an additional 2,285,447 shares of Common Stock. SCP is an affiliate of each of Stadium Capital Management, LLC (“SCM,”), Stadium Capital Management GP, L.P. (“SCMGP”) and Stadium Capital Qualified Partners, L.P. (“SCQP” and, together with SCP, SCM and SCMGP, “Stadium Capital”). Stadium Capital is the beneficial owner of an aggregate of 2,513,220 shares of Common Stock, representing over 11% of the Common Stock outstanding. Stadium Capital intends to vote such shares of Common Stock: (1) “FOR” the election of its director nominees, Dominic P. DeMarco, Nicholas Donatiello, Jr. and Michael J. McConnell (each, a “Nominee”); (2) “FOR” the approval of the Company’s executive compensation; (3) “FOR” the ratification of the appointment of Deloitte & Touche LLP to serve as the Company’s independent auditors for fiscal 2015; and (4) “FOR” a stockholder proposal requesting a declassified board structure. In addition, Stadium Capital’s proxy holders will vote on such other matters as may properly come before the Annual Meeting.
The Company has disclosed that it has set the close of business on [April 23], 2015 (the “Record Date”), as the record date for determining stockholders entitled to vote at the Annual Meeting.
Stadium Capital, Alexander M. Seaver, Bradley R. Kent and the Nominees are “participants” in this proxy solicitation. Additional information concerning the Nominees is set forth under the caption “Proposal 1 — Election of Directors,” and additional information concerning the participants is set forth in Annex A.
STADIUM CAPITAL IS CONDUCTING THIS PROXY SOLICITATION AND IS NOT ACTING ON BEHALF OF THE COMPANY OR ITS BOARD OF DIRECTORS.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOUR PROMPT ACTION IS IMPORTANT. MAKE YOUR VIEWS CLEAR TO THE BOARD OF DIRECTORS BY AUTHORIZING A PROXY TO VOTE FOR EACH PROPOSAL BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED WHITE PROXY CARD.
YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES OF COMMON STOCK YOU OWN.
Do not return any [color] proxy card that you may receive from the Company, even as a protest vote. If you have already submitted a [color] proxy card, it is not too late to change your vote. To revoke your prior proxy and change your vote, simply sign, date and return the enclosed WHITE proxy card in the postage-paid envelope provided. Only your latest signed and dated proxy will be counted.
This Proxy Statement is dated [•], 2015, and is first being mailed to stockholders, along with the enclosed WHITE proxy card, on or about [•], 2015.
PLEASE VOTE BY SIGNING, DATING AND RETURNING THE ENCLOSED
WHITE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.
IMPORTANT INFORMATION REGARDING THIS PROXY SOLICITATION

Your prompt action is important. Stadium Capital urges you to vote the enclosed WHITE proxy card TODAY. Your vote is important, no matter how many or how few shares of Common Stock you own. Please send in your WHITE proxy card today.

For additional information or assistance, please contact Morrow & Co., LLC, the firm assisting Stadium Capital in its solicitation of proxies:
Morrow & Co., LLC 470 West Avenue Stamford, CT 06902
Stockholders call toll-free: (800) 662-6200 Banks and brokers call collect: (203) 658-9400 Email: [•]

i

ABOUT STADIUM CAPITAL
Founded in 1997, Stadium Capital is an investment advisory firm that manages approximately $650 million in assets. The firm focuses exclusively on investing in small and micro-cap public companies. As a result of its private equity approach to investing in the public markets, Stadium Capital maintains a concentrated portfolio and it applies a highly disciplined, research driven, and patient approach to investing. Stadium Capital’s main office is located in New Canaan, CT and it has nine investment professionals.
Stadium Capital is the Company’s largest stockholder and the beneficial owner of an aggregate of 2,513,220 shares of Common Stock, representing over 11% of the outstanding Common Stock. Stadium Capital has been a large, continuous stockholder of the Company since 2006.
REASONS FOR THIS PROXY SOLICITATION
Stadium Capital believes that the Company’s poor governance and history of underperformance call for directors with the fresh perspectives and sense of urgency necessary to unlock the Company’s full potential. To that end, Stadium Capital has nominated three highly experienced and respected individuals who it believes would, consistent with the best interests of the Company, help improve stockholder value and the Company’s operations and corporate governance. Stadium Capital believes that the Nominees have exceptional qualifications and will bring insightful and experienced voices to the Company’s Board of Directors (the “Board”). As the Company’s largest stockholder, Stadium Capital believes in the Company and its potential — and has invested over $25 million in acquiring shares of Common Stock in support of that belief.
The Board Has a Multi-Year Record of Underperformance
Stadium Capital believes that the Board, as currently constructed, has failed to effectively oversee management effectively and has not created a governance structure to foster accountability — for either management or the Board itself. Stadium Capital believes that these failings have helped lead directly to the Company’s sustained operational underperformance, which has led to poor stockholder returns, on both an absolute and relative basis, over a long period of time.
For example, over the past one, five and 10 years, the Company has underperformed its peer group, the S&P 600 Retailing Index and the Russell 2000 by a significant amount.
	Operating Income Growth(1)
	1 Year	5 Year	10 Year
Proxy Peer Group(2)	-0.9%	100.2%	193.8%
Big 5	-42.8%	-28.3%	-56.8%
Underperformance vs. Proxy Peer Group	-41.9%	-128.5%	-250.6%
	Total Stockholder Return(3)
	1 Year	5 Year	10 Year
Russell 2000 Index	6.8%	95.8%	134.1%
S&P 600 Retailing Index	5.1%	98.9%	96.5%
Proxy Peer Group(2)	-0.8%	112.7%	140.3%
Big 5	-15.1%	-3.7%	-29.9%
Underperformance vs. Russell 2000 Index	-21.9%	-99.6%	-164.0%
Underperformance vs. S&P 600 Retailing Index	-20.3%	-102.6%	-126.4%
Underperformance vs. Proxy Peer Group	-14.3%	-116.4%	-170.1%

(1)
Operating income growth rates are based on trailing twelve months data for the past one, five and 10 years. Operating income has been adjusted for certain non-recurring items such as impairment charges, legal fees, and restructuring expenses. Data was sourced from S&P Capital IQ as of March 31, 2015.

(2)
Cabela’s Incorporated, Dick’s Sporting Goods, Inc. The Finish Line, Inc. Hibbett Sports, Inc., Shoe Carnival, Inc. and Sport Chalet, Inc. Sport Chalet, Inc. has been excluded because it has since been acquired. All other constituents were given equal weight in these calculations.

(3)
Source: S&P Capital IQ; data as of March 31, 2015

The Company’s Poor Governance Prevents Directors From Being Held Accountable
Stadium Capital believes that some of the Company’s underperformance can be traced to the Company’s poor governance practices, which reduce management and Board accountability and therefore help enable sustained underperformance. For example:
•
The Board is classified, meaning that only a few directors stand for election each year.

•
The Company uses a plurality voting standard in uncontested director elections, resulting in “rubber stamp” director elections.

•
The Company’s charter and bylaws contain numerous unusually high supermajority vote requirements, each of which appears specifically intended to frustrate the will of a majority of the Company’s stockholders.

Stadium Capital believes that the Board should take immediate action to replace each of these archaic governance practices with ones that provide stockholders with a meaningful opportunity to hold directors accountable for poor performance. Stadium Capital also believes that directors who are truly accountable to stockholders will act with urgency to improve the Company’s performance. Neither Stadium Capital nor the Nominees have any specific plans to modify the Company’s governance practices. If the Nominees are elected, Stadium Capital intends to work constructively with the Board and the Company’s management to see that these matters receive appropriate attention.
Stadium Capital’s Experienced Nominees Bring a Fresh Perspective and a Sense of Urgency
Stadium Capital believes that the experience of the Nominees would prove invaluable in addressing the issues facing the Company.
For example:
•
Mr. DeMarco has served on the Board since 2011. During this time, he has been instrumental in fixing some of the Board’s problems, including (1) helping the Board obtain and analyze the necessary data to improve rigor around topics such as capital allocation and capital structure; (2) formalizing the review of underperforming stores; and (3) successfully advocating for the first multi-year strategic operating and capital plan produced by Company management in many years. As a representative of Stadium Capital, the Company’s largest stockholder, Mr. DeMarco brings an owner’s perspective to the Board and more than a decade of successful investing experience.

•
Mr. Donatiello runs a highly successful marketing and strategy consulting firm, and his extensive experience in the consumer, media and technology space will make him a valuable addition to the Board. In addition, Mr. Donatiello has deep experience in strategic management and as a director of numerous public and private companies and is a lecturer on board governance at Stanford University’s Graduate School of Business.

•
Mr. McConnell possesses unique experience as an investor, a chief executive officer of consumer-facing businesses and a restructuring expert. Specifically, he has experience investing in public companies, articulating strategies for improved performance, and implementing such strategies as a director and/or executive officer. His experience in various public company director capacities, including as board chairman and as a chair of audit, governance and compensation committees, also make him a valuable addition to the Board.

Each Nominee has a history of working collaboratively and constructively in the boardroom. They each bring substantial experience and a diverse set of relevant skills and independent perspectives. Stadium Capital selected the Nominees specifically for what Stadium Capital believes to be their differentiated capabilities and ability to foster the boardroom dynamics that are required to unlock value for all stockholders. Stadium Capital expects the Nominees, if elected, to work to ensure management accountability, enhanced engagement and a robust dialogue in the boardroom.
STADIUM CAPITAL URGES YOU TO VOTE FOR THE ELECTION OF THE NOMINEES, DOMINIC P. DEMARCO, NICHOLAS DONATIELLO, JR. AND MICHAEL J. MCCONNELL, ON THE ENCLOSED WHITE PROXY CARD TODAY.

QUESTIONS AND ANSWERS ABOUT THIS PROXY SOLICITATION
The following are some of the questions that you, as a stockholder of the Company, may have about this proxy solicitation and the answers to those questions. The following is not a substitute for the information contained in the remainder of this Proxy Statement, and the information contained below is qualified by the more detailed descriptions and explanations contained elsewhere in this Proxy Statement. Stadium Capital urges you to read this entire Proxy Statement (including the annex) carefully before deciding whether to grant a proxy.
Q:
Who is making this solicitation?

A:
Proxies are being solicited by Stadium Capital. Stadium Capital is the Company’s largest stockholder, with beneficial ownership of an aggregate of 2,513,220 shares of Common Stock, representing over 11% of the Common Stock outstanding on the Record Date. Stadium Capital has been a large, continuous stockholder of the Company since 2006.

Stadium Capital is an investment advisory firm that focuses exclusively on investing in small and micro-cap public companies. Stadium Capital maintains a concentrated portfolio and it applies a highly disciplined, research driven, and patient approach to investing. Additional information about Stadium Capital is set forth under the caption “About Stadium Capital.”
Q:
What is being voted on at the Annual Meeting?

A:
At the Annual Meeting, the Company’s stockholders will consider and act upon the following matters:

1.
the election of three Class A directors, each to hold office until the 2018 Annual Meeting and until their respective successors are duly elected and qualified;

2.
an advisory vote to approve the Company’s executive compensation;

3.
the ratification of the appointment of Deloitte & Touche LLP to serve as the Company’s independent auditors for fiscal 2015; and

4.
a stockholder proposal requesting a declassified board structure.

Q:
How does Stadium Capital recommend that I vote?

A:
At the Annual Meeting, Stadium Capital recommends that you vote:

1.
“FOR” the election of the Nominees, Dominic P. DeMarco, Nicholas Donatiello, Jr. and Michael J. McConnell;

2.
“FOR” the approval of the Company’s executive compensation;

3.
“FOR” the ratification of the selection of Deloitte & Touche LLP to serve as the Company’s independent auditors for fiscal 2015; and

4.
“FOR” the stockholder proposal requesting a declassified board structure.

Stadium Capital intends to vote its shares of Common Stock consistent with this recommendation.
Q:
Why is Stadium Capital soliciting your vote?

A:
Stadium Capital believes that the Company’s poor governance and history of underperformance call for directors with the fresh perspectives and sense of urgency necessary to unlock the Company’s full potential. To that end, Stadium Capital has nominated three highly experienced and respected individuals who it believes would, consistent with the best interests of the Company, help improve stockholder value and the Company’s operations and corporate governance. Stadium Capital believes that the Nominees have exceptional qualifications and will bring insightful, experienced and new voices to the Board. Stadium Capital urges stockholders to support it in this effort by voting “FOR” the Nominees, Dominic P. DeMarco, Nicholas Donatiello, Jr. and Michael J. McConnell.

Additional information concerning the background of, and Stadium Capital’s reasons for, this proxy solicitation is set forth under the captions “Background of this Proxy Solicitation” and “Reasons for this Proxy Solicitation,” respectively.
Q:
Who are the Nominees?

A:
The Nominees, Dominic P. DeMarco, Nicholas Donatiello, Jr. and Michael J. McConnell, are each highly qualified individuals with a diversity of experience relevant to the Company. All of the nominees have experience serving on the boards of directors of public companies. The principal occupation and business experience of each Nominee is set forth under the caption “Proposal 1 —  Election of Directors.”

Q:
Who can vote at the Annual Meeting?

A:
If you are a record or beneficial owner of shares of Common Stock as of the close of business on the Record Date, then you have the right to vote at the Annual Meeting.

Q:
How many shares of Common Stock must be voted in favor of the Nominees to elect them?

A:
Directors of the Company are elected by a plurality of all of the votes cast at the Annual Meeting, assuming a quorum is present. For this purpose, “plurality” means that the individuals receiving the greatest number of votes are elected as directors, up to the maximum number of directors to be elected.

The Company has disclosed that three directors are standing for election at the Annual Meeting. Accordingly, at the Annual Meeting, the three nominees who receive the greatest number of  “FOR” votes (among votes properly cast in person or by proxy) will be elected as Class A directors for terms expiring at the 2018 Annual Meeting and until their respective successors have been duly elected and qualified. A signed proxy that withholds authority with respect to the election of any or all nominees will be counted for purposes of determining whether there is a quorum, but, with respect to any specific nominee, will not be considered to have been voted for such nominee. Broker non-votes, if any, are not considered votes cast and will result in the applicable nominee receiving fewer “FOR” votes for purposes of determining the three nominees receiving the most votes.
Q:
How many shares of Common Stock must be voted in favor of any proposal other than the election of directors that properly comes before the Annual Meeting?

A:
With respect to any proposal other than the election of directors that properly comes before the Annual Meeting, assuming a quorum is present, the approval of such proposal requires a “FOR” vote from the majority of the votes cast, affirmatively or negatively, on such proposal. Abstentions and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote.

Q:
What should I do in order to vote for the Nominees and any other proposals?

A:
If you hold your shares of Common Stock of record in your own name, please authorize a proxy to vote by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided.

If your shares of Common Stock are held in “street name” in the name of a bank, brokerage firm, dealer, trust company or other nominee, only it can exercise your right to vote your shares of Common Stock and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your bank, brokerage firm, dealer, trust company or other nominee to ensure that a WHITE proxy card is submitted on your behalf. Please follow the instructions on the enclosed WHITE voting instruction form to provide voting instructions to your bank, brokerage firm, dealer, trust company or other nominee. If your bank, brokerage firm, dealer, trust company or other nominee provides for voting instructions to be delivered by telephone or over the Internet, instructions will be included on the enclosed WHITE voting instruction form.

YOUR VOTE IS VERY IMPORTANT. If you do not plan to attend the Annual Meeting, Stadium Capital encourages you to vote the enclosed WHITE proxy card TODAY so that your shares of Common Stock will be represented and voted in accordance with your instructions. Even if you plan to attend the Annual Meeting in person, Stadium Capital recommends that you sign, date and return a WHITE proxy card so that your vote will be counted if you later decide not to attend the Annual Meeting.
Q:
Can I use the WHITE proxy card to vote for any of the Company’s nominees?

A:
No. Under the proxy rules, Stadium Capital may only solicit proxies in support of the Nominees. If you wish to vote for other nominees, you will need to return the Company’s [color] proxy card or attend the Annual Meeting in person and vote by ballot.

Q:
How do proxies work?

A:
Giving Stadium Capital your proxy means you authorize the proxy holders designated by Stadium Capital to vote your shares of Common Stock at the Annual Meeting according to the directions that you provide. Whether or not you are able to attend the Annual Meeting, Stadium Capital urges you to vote the enclosed WHITE proxy card TODAY. If you specify a choice with respect to any item by marking the appropriate box on the WHITE proxy card, the shares of Common Stock to which that proxy card relates will be voted in accordance with that specification. If no specification is made, the shares of Common Stock will be voted (1) “FOR” the election of the Nominees, Dominic P. DeMarco, Nicholas Donatiello, Jr. and Michael J. McConnell; (2) “FOR” the approval of the Company’s executive compensation; (3) “FOR” the ratification of the appointment of Deloitte & Touche LLP to serve as the Company’s independent auditors for fiscal 2015; (4) “FOR” the stockholder proposal requesting a declassified board structure; and (5) in the proxy holders’ discretion as to any other matters that may properly come before the Annual Meeting.

Q:
What is the deadline for submitting proxies?

A:
Proxies can be submitted until the polls are closed at the Annual Meeting. However, to be sure that Stadium Capital receives your proxy in time to utilize it, please provide your proxy as early as possible.

Q:
May I change my vote?

A:
Yes. Even after you have submitted your proxy, you may change your vote at any time by returning a later dated proxy card or voting at the Annual Meeting by ballot. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.

Q:
What should I do if I receive a [color] proxy card from the Company?

A:
We urge you to discard any [color] proxy card you receive from the Company. If you submit a WHITE proxy card, do not sign or return a [color] proxy card solicited by the Company or follow any voting instructions provided by the Company unless you want to change your vote. Only your latest signed and dated proxy will count.

Q:
Whom should I contact if I have any questions about Stadium Capital’s solicitation?

A:
Please call or write Morrow & Co., LLC, the firm assisting Stadium Capital in its solicitation, at:

Morrow & Co., LLC
470 West Avenue
Stamford, CT 06902
Stockholders call toll-free: (800) 662-6200
Banks and brokers call collect: (203) 658-9400
Email: [•]

IMPORTANT
Your vote is important, no matter how many or how few shares of Common Stock you own.
STADIUM CAPITAL RECOMMENDS THAT YOU VOTE FOR ALL OF THE NOMINEES.
Please vote each and every WHITE proxy card and WHITE voting instruction form that you receive as each account must be voted separately.

BACKGROUND OF THIS PROXY SOLICITATION
Stadium Capital has been a large stockholder in the Company for more than eight years. Stadium Capital is the Company’s largest stockholder and the beneficial owner of an aggregate of 2,513,220 shares of Common Stock, representing over 11% of the outstanding Common Stock.
In 2011, Stadium Capital began discussions with the Company regarding the composition of the Board, and specifically about having a representative of Stadium Capital join the Board. These discussions resulted in Mr. DeMarco’s appointment to the Board.
At the 2013 Annual Meeting of Stockholders, Stadium Capital withheld its votes from the Company’s director nominees due to concerns about governance practices and the composition of the Board.
In connection with a regularly-scheduled meeting of the Board in October 2014, Mr. DeMarco proposed that the Company (1) repeal the classified board; (2) adopt majority voting in director elections; and (3) eliminate the supermajority vote requirements in the Company’s charter and bylaws. In response, the Board expressed a willingness to discuss governance changes in February 2015. The Board knew that if it did not consider Mr. DeMarco’s proposals until February 2015, the Rule 14a-8 deadline, which was January 1, 2015, would have passed and stockholders would not be able to make Rule 14a-8 proposals in response to the Board’s decisions.
On December 18, 2014, Stadium Capital submitted to the Company a proposal urging the Board to take all necessary steps (other than any steps that must be taken by the stockholders) to eliminate the classification of the Board and to require that all directors elected after the Annual Meeting be elected on an annual basis. For additional information, see the section of this proxy statement captioned “Proposal 4 — Stockholder Proposal Requesting a Declassified Board.” Stadium Capital also sent a letter to the Board regarding its views on the Company’s governance practices and the reasons for the submission of the stockholder proposal.
On January 19, 2015, the Board formed a special committee (the “Special Committee”) to, among other things, consider the stockholder proposal submitted by Stadium Capital. The Special Committee has the full authority to take “all actions” and make all decisions that the “full Board would be empowered to take or make.” Mr. DeMarco was the only director that the Board chose to exclude from the Special Committee.
On January 21, 2015, Mr. DeMarco sent a letter to Steven G. Miller, the Company’s Chairman, Chief Executive Officer and President, concerning the formation of the Special Committee. In the letter, Mr. DeMarco stated that there was no conflict of interest between Stadium Capital and the other non-management stockholders of the Company. The letter further states that the Board ignored the potential conflicts of other directors and deliberately delegated sweeping power to the Special Committee in an overly broad manner, in order to potentially exclude Mr. DeMarco from all Board business.
On January 30, 2015, Mr. Miller sent Mr. DeMarco a letter providing the Special Committee’s view on the appropriateness of the Special Committee and the possibility of a conflict between Mr. DeMarco, due to his affiliation with Stadium Capital, and other stockholders.
On February 4, 2015, Mr. DeMarco sent a letter to Mr. Miller. The letter reiterates that there is no conflict between Stadium Capital and the other non-management stockholders of the Company. The letter also described the conflicts of other directors that were not taken into account in connection with the formation of the Special Committee, including that one of the directors, G. Michael Brown, is a partner of a law firm to which the Company’s management has directed millions of dollars in legal fees over the last several years.
On March 17, 2015, SCP delivered to the Company a formal notice of its nomination of the Nominees, as required by the Company’s bylaws. Stadium Capital also issued a press release concerning its nomination of the Nominees.
On March 31, 2015, and following discussions with certain members of the Board, including Mr. Miller, Mr. DeMarco, on behalf of Stadium Capital, sent a proposal to the Board to resolve the proxy contest. Stadium Capital’s proposal provided for, among other things, certain changes in the composition of the Board and implementation of the governance changes that Mr. DeMarco discussed with the Board in October 2014. After discussion, the Company and Stadium Capital were not able to reach agreement.

On April 2, 2015, the Company sent a proposal to Stadium Capital to resolve the proxy contest. The Company’s proposal provided for, among other things, only modest changes to the composition of the Board (through a process controlled by the Company’s existing directors) and a multi-year process to implement certain governance changes.
On April 3, 2015, Mr. DeMarco, on behalf of Stadium Capital, made a counterproposal to the Company that provided for certain changes in the composition of the Board and a more gradual implementation of certain governance changes than proposed by Stadium Capital on March 31, 2015. The Company rejected this proposal on April 3, 2015.
On April 7, 2015, Stadium Capital filed this Proxy Statement.

PROPOSAL 1 — ELECTION OF DIRECTORS
The Company has disclosed that three directors are standing for election at the Annual Meeting. Accordingly, at the Annual Meeting, the three nominees who receive the greatest number of  “FOR” votes (among votes properly cast in person or by proxy) will be elected as Class A directors for terms expiring at the 2018 Annual Meeting and until their respective successors have been duly elected and qualified. Stadium Capital is seeking your support at the Annual Meeting to elect the Nominees, Dominic P. DeMarco, Nicholas Donatiello, Jr. and Michael J. McConnell.
The Nominees have furnished the following information regarding their principal occupations and certain other matters. The ages of the nominees are given as of March 17, 2015. Each of the nominees is a citizen of the United States of America.
Dominic P. DeMarco, age 44, has served as a director of the Company since October 2011. Mr. DeMarco currently serves as Managing Director, Co-Chief Investment Officer and Chief Compliance Officer for SCM, where he shares responsibility for all aspects of firm management, including managing the firm’s investment process. Specifically, he has coordinated SCM’s diligence efforts for numerous successful retail investments since 1999, with a particular focus on small-box specialty retailers. Mr. DeMarco joined SCM in 1999 as an Associate. Prior to that, he was an Associate at Goldman, Sachs & Co. (“Goldman Sachs”), where he evaluated corporate, high yield and mortgage-backed debt, as well as derivatives for large institutional investors. Also at Goldman Sachs, Mr. DeMarco assisted in the structuring of corporate debt and derivative transactions on behalf of Canadian corporate and government entities. Mr. DeMarco was appointed to the Board in 2011 following a request from SCM. He currently serves on the Board’s Compensation Committee. Mr. DeMarco received a B.A. and an M.B.A. from Stanford University.
Stadium Capital believes that Mr. DeMarco has extensive financial expertise and knowledge of investment banking and corporate finance, including capital allocation, which is of substantial value to the Board. In addition, Mr. DeMarco adds a unique element to the Board as an officer of the Company’s largest institutional stockholder, allowing the Board to receive ongoing feedback from the perspective of a major outside stockholder, but with a more intimate and ongoing knowledge of the Company’s operations.
Nicholas Donatiello, Jr., age 54, has been the President and Chief Executive Officer of Odyssey Ventures, Inc. (“Odyssey”) since September 1993. Odyssey is a marketing and strategy consulting firm specializing in how technology changes consumer media use habits. Prior to founding Odyssey, Mr. Donatiello was President and Chief Executive Officer of Arena Systems, a technology company specializing in developing and marketing software for retail chain stores. Mr. Donatiello is a director of Dolby Laboratories, Inc., a creator of audio, imaging and communication technologies, where he chairs the Compensation Committee and sits on the Nominating and Governance and Technology Strategy Committees. He is also a director of three of the American Funds managed by Capital Research and Management, where he chairs the Nominating and Governance Committee and serves on the complex-wide Joint Proxy Committee. Mr. Donatiello is also a director of the Schwab Charitable Fund (assets under management in excess of  $7 billion), one of the nation’s 10 largest grant-making charities and the largest in California, where he serves on the Investment Oversight Committee and Chairs the Compensation Committee. Mr. Donatiello served on the Board of Directors of Gemstar-TV Guide International, Inc., a provider of television guidance and home entertainment, from July 2000 to May 2008, and on the Board of Directors of TV Guide, Inc., a provider of television guidance and home entertainment, from July 1999 to July 2000. In addition, Mr. Donatiello served on the Board of Directors of Classmates Media Corporation, a wholly owned subsidiary of United Online, Inc., a provider of consumer services and products over the Internet, from 2007 to 2010 and as Chairman of the Board of Northern California Public Broadcasting, Inc. (KQED) from 2006 through 2008. Mr. Donatiello is a Lecturer at the Stanford University Graduate School of Business where he lectures on boards, governance and ethics. Mr. Donatiello received a B.S.E. from Princeton University and an M.B.A. from Stanford University.
Stadium Capital believes that Mr. Donatiello’s extensive experience in the consumer, media and technology space will make him a valuable addition to the Board. In addition, Mr. Donatiello has extensive experience in strategic management and as a director of numerous companies, and is a recognized governance expert.

Michael J. McConnell, age 49, serves as Non-Executive Chairman of the Board of Spark Networks, Inc., a provider of affinity-based online subscription dating networks (“Spark”). From August 2014 to December 2014, Mr. McConnell served as the Interim Executive Chairman and Chief Executive Officer of Spark. Mr. McConnell served as the Interim Non-Executive Chairman of the Board of Directors of Redflex Holdings, Limited, a developer and manufacturer of digital photo enforcement solutions (“Redflex”), from February 2013 to February 2014, and served on its Board of Directors from August 2011 to November 2014. Mr. McConnell led an internal investigation and crisis management plan and operational restructuring, and also served as the Chairman of Redflex’s Audit Committee and a member of its Remuneration and Nominating & Governance Committees. From 2009 to 2012, Mr. McConnell served as the Chief Executive Officer of Collectors Universe, Inc., a provider of third-party authentication and grading services for high value collectibles, and served on its Board of Directors from 2007 to 2013. From 1994 to 2007, Mr. McConnell served as a Managing Director of Shamrock Capital Advisors, an investment manager of both domestic and international alternative asset funds in public equities, real estate and private equity, where he led a $1.2 billion direct investment fund and was a member of the firm’s Executive Committee.
From March 2014 to August 2014, Mr. McConnell served on the Board of Directors of Vitacost.com, Inc., an online retailer of health and wellness products. From August 2011 to November 2012, Mr. McConnell served on the Board of Directors of PaperlinX Limited, an international merchant of paper, communication materials and diversified products and services. From November 2009 to January 2012, Mr. McConnell served on the Board of Directors of MRV Communications, Inc., a worldwide supplier of communications equipment and services to carriers, governments and enterprise customers. Mr. McConnell is a member of the Board of Governors of the microfinance organization Opportunity International. He has also been a speaker on corporate governance at conferences hosted by organizations’ such as the Council for Institutional Investors, SEC Small Company forum, Harvard Business School and University of Virginia’s Darden Business School. Mr. McConnell received a B.A. from Harvard University and an M.B.A. from the University of Virginia.
Stadium Capital believes that Mr. McConnell possesses unique experience as both an investor and a chief executive officer of consumer-facing businesses. His experiences in a wide variety of director capacities, including as chairman and as a member of audit, governance and compensation committees, also make him a valuable addition to the Board.
STADIUM CAPITAL URGES YOU TO VOTE FOR THE ELECTION OF THE NOMINEES, Dominic P. DeMarco, Nicholas Donatiello, Jr. and Michael J. McConnell, ON THE ENCLOSED WHITE PROXY CARD TODAY.

Even if all of the Nominees are elected, they will not constitute a majority of the Board. The Nominees will not alone be able to cause the Company to take any action. However, the Nominees expect to be able to actively engage other Board members in full discussion of the issues facing the Company and resolve them together. By utilizing their respective experiences and working constructively with the other Board members, the Nominees believe that they can effect positive change at the Company.
There can be no assurance that if any of the Nominees are elected any other members of the Board who are not the Nominees will serve with such Nominees.
Except as set forth in this Proxy Statement, Stadium Capital believes that each Nominee is independent within the meaning of the rules of The NASDAQ Stock Market and is not currently affiliated with the Company or any of its subsidiaries. The Director Qualifications and Nominations and Stockholder Communications Policy of the Company, which is available on the Company’s website at http://www.big5sportinggoods.com/store/company/Investor+Relations, provides that a director qualifies as independent if  (a) the Board affirmatively determines that the director has no relationship with the Company that would impair that director’s independence; and (b) the director is not otherwise considered non-independent according to applicable rules of The NASDAQ Stock Market. Stadium Capital has no knowledge of any facts that would prevent the determination that each of the Nominees is independent in accordance with the corporate governance standards of the Company and the pertinent listing standards of The NASDAQ Stock Market and any applicable legal requirement. Consequently, Stadium Capital believes that if the Nominees are elected, a majority of the directors will be independent within the meaning of the rules of The NASDAQ Stock Market and there will be a sufficient number of independent directors to serve on the Board’s Audit Committee, Compensation Committee and Nominating and Governance Committee. If the Nominees are elected, the composition of the Board’s committees will be determined by the Board.
Each of the Nominees has consented to being named as a nominee in this Proxy Statement and to serve as a director of the Company if elected. Stadium Capital does not expect that any of the Nominees will be unable to stand for election to the Board or to serve as a director if elected. In the event that a vacancy in Stadium Capital’s slate of nominees should occur unexpectedly (including because any Nominee is unable to serve or for good cause will not serve), SCP may appoint a substitute candidate that it selects and the shares of Common Stock represented by the enclosed WHITE proxy card will be voted for such substitute nominee. If SCP appoints a substitute nominee, Stadium Capital will make a filing with the SEC that (1) identifies such substitute nominee; (2) discloses that such substitute nominee has consented to being named in this Proxy Statement, as supplemented, and to serve as a director of the Company if elected; and (3) includes the information with respect to such substitute nominee required to be disclosed under the SEC’s proxy rules. In the event that the Company refuses to permit a substitute nominee as contemplated by this paragraph by reason of the Company’s bylaws or otherwise, Stadium Capital reserves the right to challenge such bylaws or the application of such bylaws to such substitute nominee or take other action in an appropriate legal proceeding.
SCP reserves the right to nominate additional nominees if the Company (1) purports to increase the number of directorships; or (2) makes or announces any changes to the Company’s bylaws or takes or announces any other action that that purports to have, or if consummated would purport to have, the effect of disqualifying any of the Nominees. To the extent that the Company proposes to put up for election more than three nominees at the Annual Meeting, SCP reserves the right to nominate an equal number of additional persons, which SCP believes would be an available remedy under Delaware law in response to any attempt by the Company to interfere with the voting rights of the Company’s stockholders. Additional nominations made pursuant to the foregoing are without prejudice to the position of SCP that any attempt to change the size of the Board or disqualify any of the Nominees or any substitute or additional alternate nominees through amendments to the Company’s bylaws or otherwise would constitute unlawful manipulation of the Company’s corporate machinery. If SCP appoints an additional nominee, it will make a filing with the SEC that (1) identifies such additional nominee; (2) discloses that such additional nominee has consented to being named in this Proxy Statement, as supplemented, and to serve as a director of the Company if elected; and (3) includes the information with respect to such additional nominee required to be disclosed under the SEC’s proxy rules. SCP reserves the right to challenge any action by the Company that has, or if consummated would have, the effect of disqualifying any Nominee or substitute or additional nominee.
To the extent that only three directorships are up for election at the Annual Meeting, Stadium Capital will use proxies solicited only to vote for the Nominees (or any substitute nominee, as described above). If SCP substitutes a nominee or proposes an additional nominee, SCP will make the filings with the SEC described above. Only then will the shares of Common Stock represented by the enclosed WHITE proxy card be voted for any substitute nominee or additional nominee.
If elected, the Nominees, together with the other directors of the Company, will be responsible for managing the business and affairs of the Company. Each director of the Company has an obligation to comply with his or her fiduciary duties under Delaware law. It is possible that circumstances may arise in which the interests of Stadium Capital, on the one hand, and the interests of other stockholders of the Company, on the other hand, may differ. In that case, Stadium Capital expects the Nominees to fully discharge their fiduciary obligations to the Company and its stockholders under Delaware law.
The Nominees will not receive any compensation from Stadium Capital for their services as directors of the Company if elected. Each of the Nominees, if elected, will be entitled to receive from the Company compensation paid by the Company to its non-employee directors. The compensation currently paid by the Company to its non-employee directors is described in the Company’s definitive proxy statement filed with the SEC on [•], 2015 (the “Company Proxy Statement”).

PROPOSAL 2 — ADVISORY VOTE ON THE COMPANY’S EXECUTIVE COMPENSATION
As discussed in further detail in the Company Proxy Statement, and as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Company has proposed an advisory vote to approve the compensation of the Company’s named executive officers as described in the Company Proxy Statement. This is often referred to as a “say-on-pay” vote, and provides stockholders with the ability to cast a vote with respect to the Company’s fiscal 2014 executive compensation programs and policies and the compensation paid to the named executive officers as disclosed in the Company Proxy Statement. This advisory vote on the Company’s executive compensation is not binding on the Board.
Additional information regarding this proposal is contained in the Company Proxy Statement.
Stadium Capital recommends that you vote “FOR” this proposal. Stadium Capital intends to vote its shares of Common Stock “FOR” this proposal.
PROPOSAL 3 — RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
As discussed in further detail in the Company’s proxy statement, the Audit Committee of the Board has appointed Deloitte & Touche LLP to serve as the Company’s independent auditors for fiscal 2015. The Company is submitting the appointment of Deloitte & Touche LLP for ratification by the stockholders at the Annual Meeting.
Additional information regarding this proposal is contained in the Company Proxy Statement.
Stadium Capital recommends that you vote “FOR” this proposal. Stadium Capital intends to vote its shares of Common Stock “FOR” this proposal.
PROPOSAL 4 — STOCKHOLDER PROPOSAL REQUESTING A DECLASSIFIED BOARD
Stadium Capital submitted the following stockholder proposal and supporting statement. This proposal urges the Board to take all necessary steps (other than any steps that must be taken by the stockholders) to eliminate the classification of the Board and to require that all directors elected after the Annual Meeting be elected on an annual basis.
Proposal to Repeal Classified Board
RESOLVED, that the stockholders of Big 5 Sporting Goods Corporation (“BGFV”) urge the Board of Directors to take all necessary steps (other than any steps that must be taken by stockholders) to eliminate the classification of the Board of Directors and to require that all directors elected at or after the annual meeting held in 2016 be elected on an annual basis. Implementation of this proposal should not prevent any director elected prior to the annual meeting held in 2016 from completing the term for which such director was elected.

Supporting Statement
This resolution was submitted by Stadium Capital Management, LLC (“SCM”), one of the largest stockholders of BGFV.
The resolution urges the Board of Directors to facilitate a declassification of the Board. Having directors stand for elections annually makes directors more accountable to stockholders, and could thereby contribute to improving performance and increasing firm value. As far back as 2003, ISS argued that “the only real motive for board classification is to make it more difficult to change control of the board. A classified board can (1) delay a takeover desired by shareholders but opposed by management, and (2) prevent bidders from even approaching a target company if they do not want to wait more than a year to gain majority control. Shareholders lose in both cases, and management has less incentive to keep shares fully valued if the directors’ board seats are secure.” ISS continued to advise voting FOR proposals to repeal classified boards in its 2014 U.S. Proxy Voting Summary Guidelines.
According to data from the ISS 2014 Proxy Season Review:
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More than 140 companies brought management proposals to declassify their boards to a vote at annual meetings during the 2013 and 2014 “proxy seasons”;

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More than 45 precatory declassification proposals were put on the ballot by stockholders during this period; and

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The average percentage of votes cast in favor of stockholder proposals to declassify the boards of U.S. companies exceeded 80% in each year, with 2014’s 84% average support constituting a record.

The significant stockholder support for declassification proposals is consistent with empirical studies reporting that:
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Classified boards are associated with lower firm valuation (Bebchuk and Cohen, 2005; confirmed by Faleye (2007) and Frakes (2007));

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Takeover targets with classified boards are associated with lower gains to stockholders (Bebchuk, Coates and Subramanian, 2002);

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Firms with classified boards are more likely to be associated with value-decreasing acquisition decisions (Masulis, Wang and Xie, 2007); and

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Classified boards are associated with lower sensitivity of compensation to performance and lower sensitivity of CEO turnover to firm performance (Faleye, 2007).

There are academic studies that reach opposing conclusions. For example, one study (Bates, Becher and Lemmon, 2008) reports that classified boards are associated with higher takeover premiums; however, this study also reports that classified boards are associated with a lower likelihood of an acquisition and that classified boards are associated with lower firm valuation.
Please vote “FOR” this proposal to make directors more accountable to stockholders.

Stadium Capital believes that, as a matter of good corporate governance, all directors should be elected annually. Stadium Capital recommends that you vote “FOR” this proposal. Stadium Capital intends to vote its shares of Common Stock “FOR” this proposal.

VOTING AND PROXY PROCEDURES
Securities Entitled to Vote
Based on information publicly disclosed by the Company, the shares of Common Stock constitute the only class of outstanding voting securities of the Company. Accordingly, only holders of shares of Common Stock as of the close of business on the Record Date are entitled to vote at the Annual Meeting. Each share of Common Stock entitles its holder to one vote. There are no cumulative voting rights. The Company has disclosed that [•] shares of Common Stock were outstanding and entitled to vote as of the close of business on the Record Date. If you are a stockholder of record as of the Record Date, you will retain your right to vote at the Annual Meeting even if you sell your shares of Common Stock after the Record Date.
Quorum
The presence, in person or by proxy, of holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Your shares of Common Stock will be counted toward the quorum only if you submit a valid proxy (or one is submitted on your behalf by your bank, brokerage firm, dealer, trust company or other nominee) or if you vote in person by ballot at the Annual Meeting. Abstentions, broker non-votes and votes withheld will be counted toward the quorum requirement. If a quorum is not present or represented at the Annual Meeting, the chairman of the meeting may adjourn the Annual Meeting to another place, if any, date or time.
Vote Required
Directors of the Company are elected by a plurality of all the votes cast at the Annual Meeting, assuming a quorum is present. For this purpose, “plurality” means that the individuals receiving the greatest number of votes are elected as directors, up to the maximum number of directors to be elected. The Company has disclosed that three directors are standing for election at the Annual Meeting. Accordingly, at the Annual Meeting, the three nominees who receive the greatest number of  “FOR” votes (among votes properly cast in person or by proxy) will be elected as Class A directors for terms expiring at the 2018 Annual Meeting and until their successors have been duly elected and qualified. A signed proxy that withholds authority with respect to the election of any or all nominees will be counted for purposes of determining whether there is a quorum, but, with respect to any specific nominee, will not be considered to have been voted for such nominee. Broker non-votes, if any, are not considered votes cast and will result in the applicable nominee receiving fewer “FOR” votes for purposes of determining the three nominees receiving the most votes.
By voting using the enclosed WHITE proxy card, you will only be able to vote for the Nominees. If you wish to vote for a different slate of nominees, you will need to return the Company’s [color] proxy card or attend the Annual Meeting in person and vote by ballot. If your shares of Common Stock are held in “street name” in the name of a bank, brokerage firm, dealer, trust company or other nominee, you will not be able to vote in person by ballot at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your bank, brokerage firm, dealer, trust company or other nominee and present it at the Annual Meeting.
With respect to any proposal other than the election of directors that properly comes before the Annual Meeting, assuming a quorum is present, such proposal requires a “FOR” vote from the majority of the votes cast, affirmatively or negatively, on such proposal at the Annual Meeting. Abstentions and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote.
Stadium Capital currently intends to deliver this Proxy Statement and a WHITE proxy card to a sufficient number of holders of shares of Common Stock to elect the Nominees.
Pursuant to applicable SEC rules, the Company is required to announce the preliminary or final voting results within four business days of the Annual Meeting by means of a Current Report on Form 8-K filed with the SEC.

Voting by Proxy
Please authorize a proxy to vote by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided TODAY.
If you hold your shares of Common Stock in more than one account, you will receive a WHITE proxy card for each account. To ensure that all of your shares of Common Stock are voted, please sign, date and return the WHITE proxy card for each account.
YOUR VOTE IS VERY IMPORTANT. If you do not plan to attend the Annual Meeting, Stadium Capital encourages you to vote the enclosed WHITE proxy card today so that your shares of Common Stock will be represented and voted in accordance with your instructions. Even if you plan to attend the Annual Meeting in person, Stadium Capital recommends that you vote your WHITE proxy card so that your vote will be counted if you later decide not to attend the Annual Meeting.
The enclosed WHITE proxy card may be signed only by holders of record of shares of Common Stock as of the close of business on the Record Date. If you were a stockholder of record as of the close of business on the Record Date, you will retain your voting rights at the Annual Meeting even if you sell some or all of your shares of Common Stock after the Record Date. Accordingly, it is important that you vote all of the shares of Common Stock held by you as of the close of business on the Record Date, or grant a proxy to vote your shares of Common Stock on the enclosed WHITE proxy card, even if you sell some or all of your shares of Common Stock after the Record Date.
If you are a beneficial owner of shares of Common Stock held in “street name” in the name of a bank, brokerage firm, dealer, trust company or other nominee, these proxy materials are being forwarded to you by your bank, brokerage firm, dealer, trust company or other nominee. As a beneficial owner, you must instruct your broker, dealer, trustee or nominee how to vote. Your broker, dealer, trustee or nominee cannot vote your shares of Common Stock on your behalf without your instructions.
If you are a beneficial owner of shares of Common Stock held in “street name” and do not provide voting instructions to your bank, brokerage firm, dealer, trust company or other nominee, your shares of Common Stock will not be voted on any proposal on which your bank, brokerage firm, dealer, trust company or other nominee does not have or does not exercise discretionary authority to vote, such as a non-routine matter for which you do not provide voting instructions. This is referred to as a “broker non-vote.” Stadium Capital believes that due to the contested nature of the election at the Annual Meeting, all of the matters to be voted on at the Annual Meeting are considered non-routine. Accordingly, banks, brokerage firms, dealers, trust companies and other nominees will be unable to exercise discretionary voting authority with respect to any of the proposals to be voted on at the Annual Meeting.
Depending upon your bank, brokerage firm, dealer, trust company or other nominee, you may be able to vote either by telephone or over the Internet. Please refer to the enclosed WHITE voting instruction form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed WHITE voting instruction form.
Because a beneficial owner is not the stockholder of record, if you wish to vote your shares of Common Stock in person by ballot at the Annual Meeting, you must obtain a “legal proxy” from the bank, brokerage firm, dealer, trust company or other nominee that holds your shares of Common Stock.
IMPORTANT
Regardless of how many shares of Common Stock you own, your vote is very important. Please vote by signing, dating and returning the enclosed WHITE proxy card.
Please vote each WHITE proxy card that you receive as each account must be voted separately.
Do not return any [color] proxy card that you may receive from the Company, even as a protest vote. If you have already submitted a [color] proxy card, it is not too late to change your vote. To revoke your prior proxy and change your vote, simply sign, date and return the enclosed WHITE proxy card in the postage-paid envelope provided. Only your latest signed and dated proxy will be counted.

Attending the Annual Meeting
You are entitled to attend the Annual Meeting if you are a stockholder of record as of the close of business on the Record Date.
If you are a beneficial owner of shares of Common Stock held in “street name” in the name of a bank, brokerage firm, dealer, trust company or other nominee, your name will not appear in the Company’s register of stockholders. Those shares of Common Stock are held in the name of your bank, brokerage firm, dealer, trust company or other nominee on your behalf. In order for you to attend the Annual Meeting, you must bring a letter or account statement showing that you beneficially own the shares of Common Stock held by your bank, brokerage firm, dealer, trust company or other nominee. To ensure that your shares of Common Stock are voted at the Annual Meeting, you should promptly give instructions to your bank, brokerage firm, dealer, trust company or other nominee to ensure that a WHITE proxy card is submitted on your behalf.
Please refer to the Company Proxy Statement for additional information about attending the Annual Meeting, including any requirements to gain admission to the Annual Meeting.
Revocation of Proxies
If you are a record owner of shares of Common Stock as of the close of business on the Record Date and have mailed a proxy card to the Company, you may revoke that card before it is voted at the Annual Meeting by mailing a signed WHITE proxy card bearing a date later than the proxy card that you delivered to the Company either to Stadium Capital in care of Morrow & Co., LLC, 470 West Avenue, Stamford, CT 06902, or to such address as the Company may provide. Only your latest signed and dated proxy will count and will serve as a revocation of any prior proxy submitted. Proxies may also be revoked at any time prior to being voted at the Annual Meeting by: (1) attending the Annual Meeting and voting in person by ballot (attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy); or (2) delivering a written notice of revocation. A written revocation may be in any form validly signed by the record holder or an authorized agent of the record holder as long as it clearly states that the proxy previously given is no longer effective. A written notice of revocation may be delivered either to Stadium Capital in care of Morrow & Co., LLC, 470 West Avenue, Stamford, CT 06902, or to such address as the Company may provide. Although a revocation is effective if delivered to the Company, Stadium Capital requests that you mail or deliver either the original or a copy of any revocation to Stadium Capital in care of Morrow & Co., LLC, 470 West Avenue, Stamford, CT 06902 at the address above. Stadium Capital may contact stockholders who have revoked their proxies.
If your shares of Common Stock are held in “street name” in the name of a bank, brokerage firm, dealer, trust company or other nominee and you wish to revoke a proxy card, you must return a later dated proxy to your bank, brokerage firm, dealer, trust company or other nominee. Only your latest signed and dated proxy will count. You may also revoke a proxy at any time before it is voted at the Annual Meeting by attending the Annual Meeting and voting in person by ballot (attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy). You will also need to obtain a “legal proxy” from the bank, brokerage firm, dealer, trust company or other nominee that holds your shares of Common Stock in order to vote in person by ballot at the Annual Meeting.
By submitting your proxy to Stadium Capital by signing and dating the enclosed WHITE proxy card, you are revoking all prior proxies that you have previously given with respect to the Annual Meeting.
SOLICITATION OF PROXIES
The initial solicitation of proxies by mail may be supplemented by telephone, fax, email, newspapers and other publications of general distribution, through the Internet, and by other electronic communication and personal solicitation by Stadium Capital and the persons listed on Annex A who are “participants” in the solicitation of proxies. No additional compensation for soliciting proxies will be paid to such participants for their proxy solicitation efforts.

Stadium Capital has retained Morrow & Co. LLC (“Morrow”) for solicitation and advisory services in connection with the solicitation of proxies, for which Morrow is to receive a fee of up to $125,000. Up to 50 people may be employed by Morrow in connection with the solicitation of proxies. Stadium Capital has also agreed to reimburse Morrow for out-of-pocket expenses and to indemnify Morrow against certain liabilities and expenses, including reasonable legal fees and related charges. Morrow will solicit proxies from individuals, banks, brokerage firms, dealers, trust companies, other nominees and other institutional holders.
Stadium Capital’s expenses related to the solicitation of proxies are currently estimated to be approximately $1,000,000, of which approximately $100,000 has been incurred to date. Such costs include, among other things, expenditures for attorneys, public relations advisors, proxy solicitors, printing, advertising, postage and other miscellaneous expenses and fees. The entire expense of soliciting proxies by or on behalf of Stadium Capital is being borne by Stadium Capital. Bank, brokerage firms, dealers, trust companies and other nominees will be requested to forward solicitation materials to beneficial owners of shares of Common Stock. Stadium Capital will reimburse banks, brokerage firms, dealers, trust companies and other nominees for their reasonable expenses for sending solicitation material to beneficial owners.
To the extent legally permissible, if successful in the election of one or more of the Nominees, Stadium Capital currently intends to seek reimbursement from the Company for the costs of this solicitation. Stadium Capital does not currently intend to submit the question of such reimbursement to a vote of the stockholders of the Company.
OTHER MATTERS
Miscellaneous
Except as set forth in this Proxy Statement, Stadium Capital is not aware of any other proposals to be considered at the Annual Meeting. However, if Stadium Capital learns of any other proposals made a reasonable time before the Annual Meeting, Stadium Capital will either supplement this Proxy Statement and provide stockholders with an opportunity to vote by proxy directly on such matter or will not exercise discretionary authority with respect to the proposal. If other proposals are made thereafter, the persons named as proxies on the WHITE proxy card will vote such proxies in their discretion on such proposals.
Interests of Participants in this Proxy Solicitation
This proxy solicitation is being conducted by Stadium Capital. The information in this Proxy Statement and in Annex A about the other persons listed on Annex A who are “participants” in the solicitation of proxies by Stadium Capital was provided by that participant.
Important Notice Regarding the Availability of Proxy Materials of Stadium Capital for the Annual Meeting of Stockholders of Big 5 Sporting Goods Corporation to be held on Friday, June 12, 2015:
This Proxy Statement and the WHITE proxy card are available at [website].
Certain Information Regarding the Company
Based on information publicly disclosed by the Company, the Company’s principal executive office is located at 2525 East El Segundo Boulevard, El Segundo, CA 90245.
The Company is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is required to file reports, proxy statements and other information with the SEC. Reports, proxy statements and other information filed by the Company with the SEC may be inspected at, and copies may be obtained from, the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can also be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, DC 20549, at prescribed rates. You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at (800) SEC-0330. The SEC also maintains a website (www.sec.gov) where reports, proxy and information statements and other information regarding issuers and others that file electronically with the SEC may be obtained free of charge.

Stadium Capital has omitted from this Proxy Statement certain disclosure required by applicable law to be included in the Company Proxy Statement in reliance on Rule 14a-5(c) of the Exchange Act. Such disclosure includes (1) interests of certain persons in matters to be acted upon, other than Stadium Capital and the Nominees; (2) voting securities and principal holders thereof, other than Stadium Capital and the Nominees; (3) information regarding directors and executive officers, other than the Nominees; and (4) compensation of directors and executive officers (including Mr. DeMarco during his service as a director of the Company). Stadium Capital was not involved in the preparation of the Company Proxy Statement, and cannot reasonably confirm the accuracy or completeness of certain information contained in the Company Proxy Statement.
Except as otherwise stated in this Proxy Statement, the information in this Proxy Statement concerning the Company has been taken from or is based upon documents and records on file with the SEC and other publicly available information. Although Stadium Capital has no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement that are made in reliance upon publicly available information are inaccurate or incomplete, to date (1) Stadium Capital has not had access to the books and records of the Company related to such information and statements; (2) was not involved in the preparation of such information; and (3) is not in a position to verify such information and statements. All information relating to any person other than the participants is based only on the knowledge of Stadium Capital.
Stockholder Proposals For the 2016 Annual Meeting
The Company Proxy Statement discloses the following information related to the submission of stockholder proposals for the 2016 Annual Meeting of Stockholders (the “2016 Annual Meeting”):
In accordance with the provisions of Rule 14a-8(e) of the Exchange Act, proposals of stockholders intended to be presented at the 2016 Annual Meeting must be received by [•], 2015, to be eligible for inclusion in the Company’s proxy statement and form of proxy for that meeting.
If a stockholder desires to nominate a candidate for election to the Board, such stockholder must submit the nomination in compliance with the Company’s bylaws not less than 45 or more than 75 days prior to the first anniversary of the date on which the Company first mailed its proxy materials for the Annual Meeting.
Other stockholder proposals not made in accordance with the provisions of Rule 14a-8 must be submitted to the Board in compliance with the Company’s bylaws not less than 45 or more than 75 days prior to the first anniversary of the date on which the Company first mailed its proxy materials for the Annual Meeting.
Please refer to the Company Proxy Statement for additional information on these matters.
FORWARD-LOOKING STATEMENTS
This Proxy Statement may contain certain statements that are “forward looking” in nature, and stockholders should be aware that any such forward-looking statements are only predictions and subject to risks and uncertainties that exist in the business environment that could render actual outcomes and results materially different from that predicted. In some cases, such forward-looking statements may be identified by terminology such as “may,” “will,” “could,” “should,” “plans,” “expects,” “intends” or “believes” or the negative of such terms or other comparable terminology. You should not place undue reliance on any such statements, and any forward-looking statements made in this Proxy Statement are qualified in their entirety by these cautionary statements. There can be no assurance that the actual results or developments anticipated by Stadium Capital will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, the Company or its business, operations or financial condition. Except to the extent required by applicable law, Stadium Capital undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

OTHER INFORMATION
This Proxy Statement is dated [•], 2015. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than such date, and the mailing of this Proxy Statement to stockholders shall not create any implication to the contrary.
YOUR PROMPT ACTION IS IMPORTANT. STADIUM CAPITAL URGES YOU TO VOTE THE ENCLOSED WHITE PROXY CARD TODAY.
[•], 2015

ANNEX A
CERTAIN INFORMATION CONCERNING THE PARTICIPANTS IN THE SOLICITATION
Under applicable SEC rules and regulations, the Nominees and certain other persons are “participants” with respect to Stadium Capital’s solicitation of proxies. The following sets forth certain information about the persons and entities who are participants. Each natural person who is a participant is a citizen of the United States of America.
Certain Information Concerning the Nominees
There are no material legal proceedings in which any of the Nominees or any of their associates is a party adverse to the Company or any of its subsidiaries, or proceedings in which such Nominees or associates have a material interest adverse to the Company or any of its subsidiaries. There are no family relationships among the Nominees or between any of the Nominees and any director or executive officer of the Company.
Except as disclosed in this Proxy Statement, none of the Nominees has been involved in any legal proceedings in the preceding ten years described in Item 401(f) of Regulation S-K promulgated under the Exchange Act (“Regulation S-K”). Except as disclosed in this Proxy Statement, there are no arrangements or understandings between any of the Nominees and any other party pursuant to which any such Nominee was or is to be selected as a director or nominee. Except as disclosed in this Proxy Statement, none of the Nominees nor any of their associates has received any cash compensation, cash bonuses, deferred compensation, compensation pursuant to plans, or other compensation, from, or in respect of, services rendered on behalf of the Company, or is subject to any arrangement described in Item 402 of Regulation S-K.
The following table sets forth the names and business addresses of the Nominees, as well as the names and principal business addresses of the corporation or other organization in which the principal occupations or employment of the Nominees is carried on. The principal occupations or employment of the Nominees are set forth under the caption “Proposal 1 — Election of Directors.”
Name	Business Address
Dominic P. DeMarco	Stadium Capital Management, LLC 199 Elm Street New Canaan, CT 06840
Nicholas Donatiello, Jr.	Odyssey Ventures, Inc. 2261 Market Street, #1400 San Francisco, CA 94114
Michael J. McConnell	c/o Stadium Capital Management, LLC 199 Elm Street New Canaan, CT 06840
Other Participants
The following individuals are also participants in Stadium’s solicitation of proxies.
Name	Occupation	Business Address
Alexander M. Seaver	Manager of SCM	Stadium Capital Management, LLC 199 Elm Street New Canaan, CT 06840-5321
Bradley R. Kent	Manager of SCM	Stadium Capital Management, LLC 1000 NW Wall Street, Suite 210 Bend, OR 97701
Indemnification Agreements with Certain Participants
Stadium Capital has entered into substantially identical indemnity letter agreements (the “Nominee Agreements”) with the Nominees pursuant to which it has agreed to indemnify the Nominees, to the fullest extent permitted by Delaware and other applicable law, against, and to hold the Nominees harmless against, any and all claims of any nature, whenever brought or asserted, arising in connection with its consideration of nominating directors at the Annual Meeting. The Nominees will not be entitled to indemnification for claims arising solely from gross negligence, willful misconduct, intentional and material violations of law, criminal actions or material breach of the terms of the Nominee Agreements, and this indemnification will not apply to any claims made against the Nominees in their capacity as a director of the Company, but will nevertheless apply with respect to acts, omissions and events occurring before the effective date of the Nominees becoming directors of the Company. This indemnification will include any and all losses, liabilities, damages, demands, claims, suits, actions, judgments, or causes of action, assessments, costs and expenses, including, without limitation, interest, penalties, reasonable attorneys’ fees, and any and all reasonable costs and expenses incurred in investigating, preparing or defending against any such claims or litigation, commenced or threatened, any civil, criminal, administrative or arbitration action, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation asserted against, resulting, imposed upon, or incurred or suffered by the Nominees, directly or indirectly, as a result of or arising from Stadium Capital’s consideration of nominating directors at the Annual Meeting.
Information Concerning SCP and its Affiliates
SCP is a California limited partnership. The principal address of SCP is 199 Elm Street, New Canaan, CT 06840-5321. The principal business of SCP is to act as an investment limited partnership.
SCMGP is a Delaware limited partnership. The principal address of SCMGP is 199 Elm Street, New Canaan, CT 06840-5321. The principal business of SCMGP is to act as the general partner of SCP and SCQP.
SCM is a Delaware limited liability company. The principal address of SCM is 199 Elm Street, New Canaan, CT 06840-5321. The principal business of SCM is to act as an investment advisor and the general partner of SCMGP.
SCQP is a Delaware limited partnership. The principal address of SCQP is 199 Elm Street, New Canaan, CT 06840-5321. The principal business of SCQP is to act as an investment limited partnership.
Messrs. Seaver and Kent are managers of SCM. Each may be deemed to be the indirect beneficial owner of the shares of Common Stock beneficially owned by Stadium Capital. Messrs. Seaver and Kent each disclaim beneficial ownership of such shares for all other purposes.
Information Regarding Ownership of Common Stock by the Participants
The Nominees have beneficial ownership of shares of Common Stock as set forth in the table below. No associates of the Nominees beneficially own any shares of Common Stock. None of the participants or any of their respective associates owns any shares of Common Stock of record that such person or entity does not own beneficially. None of the participants or any of their respective associates beneficially own any other securities of the Company.
Name	Number of Shares of Common Stock
Dominic P. DeMarco	9,750(1)
Nicholas Donatiello, Jr.	—
Michael J. McConnell	—

(1)
Comprised of 9,750 shares of Common Stock that may be acquired upon the exercise of options exercisable within 60 days of the date of March 17, 2015. Excludes the Shares, as to which Mr. DeMarco disclaims beneficial ownership.

Transactions in the Company’s Securities by the Participants
During the two years prior to March 17, 2015, the participants purchased or sold the following securities of the Company. Except as disclosed in this Proxy Statement, none of the purchase price or market value of the securities listed below is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities. The shares of Common Stock beneficially owned by Mr. DeMarco were acquired as compensation for his service as a director of the Company.
Dominic P. DeMarco
Date of Transaction	Number of Shares	Nature of Transaction
06/06/2013	3,000	(1)
06/06/2013	3,000	(2)
06/14/2013	14	(3)
09/13/2013	36	(3)
12/13/2013	34	(3)
03/21/2014	41	(3)
06/05/2014	3,000	(1)
06/05/2014	3,000	(2)

(1)
Grant of restricted stock units.

(2)
Grant of stock option.

(3)
Automatic reinvestment of dividend accruals in respect of restricted stock units.

Nicholas Donatiello, Jr.
Date of Transaction	Number of Shares	Nature of Transaction
—	—	—
Michael J. McConnell
Date of Transaction	Number of Shares	Nature of Transaction
—	—	—
Transactions by SCP
Date of Transaction	Number of Shares	Nature of Transaction
05/02/2013	103,119	(1)
05/03/2013	40,869	(1)
05/06/2013	38,081	(1)
05/08/2013	14,860	(1)
05/09/2013	13,003	(1)
05/10/2013	12,930	(1)
05/13/2013	43,836	(1)
05/14/2013	56,303	(1)
05/15/2013	31,847	(1)
05/20/2013	4,080	(1)
05/21/2013	17,931	(1)
05/22/2013	2,484	(1)
05/23/2013	18,573	(1)
05/24/2013	30,645	(1)
05/28/2013	12,073	(1)
05/29/2013	1,197	(1)
05/30/2013	21,114	(1)
08/02/2013	2,788	(1)
08/05/2013	6,994	(1)
08/06/2013	18,586	(1)
08/07/2013	16,862	(1)
08/08/2013	23,235	(1)

Date of Transaction	Number of Shares	Nature of Transaction
08/09/2013	9,758	(1)
08/26/2013	1,581	(1)
11/01/2013	18,570	(1)
11/18/2013	5,819	(1)
11/21/2013	12,981	(1)
11/22/2013	10,546	(1)
11/25/2013	5,934	(1)
11/26/2013	10,755	(1)
11/27/2013	52,565	(1)

(1)
Open market sale of shares of Common Stock.

Transactions by SCQP
Date of Transaction	Number of Shares	Nature of Transaction
05/02/2013	7,881	(1)
05/03/2013	3,131	(1)
05/06/2013	2,919	(1)
05/08/2013	1,140	(1)
05/09/2013	997	(1)
05/10/2013	991	(1)
05/13/2013	3,364	(1)
05/14/2013	4,328	(1)
05/15/2013	2,453	(1)
05/20/2013	314	(1)
05/21/2013	1,378	(1)
05/22/2013	191	(1)
05/23/2013	1,427	(1)
05/24/2013	2,355	(1)
05/28/2013	927	(1)
05/29/2013	92	(1)
05/30/2013	1,622	(1)
08/02/2013	212	(1)
08/05/2013	532	(1)
08/06/2013	1,414	(1)
08/07/2013	1,281	(1)
08/08/2013	1,765	(1)
08/09/2013	742	(1)
08/26/2013	120	(1)
11/01/2013	1,430	(1)
11/18/2013	381	(1)
11/21/2013	1,019	(1)
11/22/2013	828	(1)
11/25/2013	466	(1)
11/26/2013	845	(1)
11/27/2013	4,135	(1)

(1)
Open market sale of shares of Common Stock.

Miscellaneous Information Concerning the Participants
Except as described in this Annex A or in this Proxy Statement, neither any participant nor any of his respective associates or affiliates (together, the “Participant Affiliates”) (1) is either a party to any transaction or series of transactions since March 1, 2014, or has knowledge of any currently proposed transaction or series of proposed transactions, (a) to which the Company or any of its subsidiaries was or is to be a participant; (b) in which the amount involved exceeds $120,000; and (c) in which any participant or Participant Affiliate had, or will have, a direct or indirect material interest; or (2) has a substantial interest, direct or indirect, by security holdings or otherwise, in any matter presently expected by Stadium Capital to be acted upon at the Annual Meeting. Furthermore, except as described in this Annex A or this Proxy Statement, no participant or Participant Affiliate (1) directly or indirectly beneficially owns any securities of the Company or any securities of any subsidiary of the Company, or (2) has had any relationship with the Company in any capacity other than as a stockholder.
Except as described in this Annex A or in this Proxy Statement, no participant or Participant Affiliate has entered into any agreement or understanding with any person with respect to any future employment by the Company or any of its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.
Except as described in this Annex A or in this Proxy Statement, there are no contracts, arrangements or understandings by any participant or Participant Affiliate since March 1, 2014, with any person with respect to any securities of the Company, including, but not limited to, the transfer or voting of such securities, joint ventures, loan or option arrangements, puts or calls, guaranties of loans, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies, consents or authorizations.
Each of Stadium Capital and the Nominees may be deemed to have an interest in the election of the Nominees directly or indirectly through the record or beneficial ownership of shares of Common Stock or the Nominee Agreements. The Nominees may be deemed to have an interest in their election to the Board by virtue of the compensation and indemnification that they will, or will be entitled to, receive from the Company if elected as directors.
Except as described in this Annex A or in this Proxy Statement, there are no arrangements, agreements or understandings between or among the participants or between or among participants and any other persons or entities in connection with the election of the Nominees, and none of the participants will receive additional compensation from Stadium Capital in connection with the election of the Nominees.
Except as described in this Annex A or in this Proxy Statement, there are no material proceedings in which the Nominees or any of their respective associates is a party adverse to the Company or any of its subsidiaries, or material proceedings in which such Nominee or associate has a material interest adverse to the Company or any of its subsidiaries.
Except as described in this Annex A or in this Proxy Statement, (1) no occupation or employment is or was carried on by any Nominee with the Company or any corporation or organization which is or was a parent, subsidiary or other affiliate of the Company; and (2) none of the Nominees has ever served on the Board.
Except as described in this Annex A or in this Proxy Statement, there are no family relationships between any Nominee and any director or executive officer of the Company.
During the Company’s last fiscal year, none of the Nomination Participants was the beneficial owner of more than 10% of any class of equity securities of the Company.
Except as described in this Annex A or in this Proxy Statement, there are no relationships or dealings between the Nominees and the Company or any of its subsidiaries, affiliates, directors, officers or agents.

IMPORTANT PLEASE REVIEW THIS PROXY STATEMENT AND THE ENCLOSED MATERIALS CAREFULLY. YOUR VOTE IS VERY IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES OF COMMON STOCK YOU OWN. 1. If you hold your shares of Common Stock of record in your own name, please authorize a proxy to vote by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided. 2. If your shares of Common Stock are held in “street name” in the name of a bank, brokerage firm, dealer, trust company or other nominee, only it can exercise your right to vote your shares of Common Stock and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your bank, brokerage firm, dealer, trust company or other nominee to ensure that a WHITE proxy card is submitted on your behalf. Please follow the instructions on the enclosed WHITE voting instruction form to provide voting instructions to your bank, brokerage firm, dealer, trust company or other nominee. If your bank, brokerage firm, dealer, trust company or other nominee provides for voting instructions to be delivered by telephone or over the Internet, instructions will be included on the enclosed WHITE voting instruction form. 3. If you have previously signed and returned a [color] proxy card to the Company, you have every right to change your vote. Only your latest signed and dated proxy card will be counted. You may revoke any proxy card already sent to the Company by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided. Any proxy may be revoked at any time prior to the Annual Meeting by delivering a written notice of revocation or a later dated proxy for the Annual Meeting or by voting in person by ballot at the Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute a revocation. 4. After voting the enclosed WHITE proxy card, do not sign or return a [color] proxy card unless you intend to change your vote. Only your latest signed and dated proxy will be counted. 5. Please vote each and every WHITE proxy card and WHITE voting instruction form that you receive as each account must be voted separately .If you have any questions concerning this Proxy Statement, would like to request additional copies of this Proxy Statement or need help voting your shares of Common Stock, please contact: Morrow & Co., LLC 470 West AvenueStamford, CT 06902 Stockholders call toll-free: (800) 662-6200 Banks and brokers call collect: (203) 658-9400 Email: [•]

PRELIMINARY FORM OF PROXY CARD—SUBJECT TO  COMPLETION PLEASE VOTE TODAY! SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE ?TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE AND SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED? FORM OF PROXY CARD WHITE 2015 ANNUAL MEETING OF STOCKHOLDERS BIG 5 SPORTING GOODS CORPORATION THIS PROXY IS SOLICITED BY STADIUM CAPITAL AND NOT BY OR ON BEHALF OF THE BOARD OF DIRECTORS OF BIG 5 SPORTING GOODS CORPORATION The undersigned stockholder of Big 5 Sporting Goods Corporation, a Delaware corporation (the “Company”), hereby constitutes and appoints Dominic P. DeMarco, John L. Welborn, Jr. and Joseph J. Mills, and each of them, as proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock, par value $.01 per share, of the Company registered in the name of the undersigned at the 2015 Annual Meeting of Stockholders of the Company to be held at [?], local time, on [Friday, June 12], 2015, at [?] located at [?] and at any adjournments, postponements or other delays thereof and at any special meeting that may be called in lieu thereof  (the “Annual Meeting”). UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED (1) “FOR” THE ELECTION OF DOMINIC P. DEMARCO, NICHOLAS DONATIELLO, JR. AND MICHAEL J. MCCONNELL; (2) “FOR” THE APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION; (3) “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP TO SERVE AS THE COMPANY’S INDEPENDENT AUDITORS FOR FISCAL 2015; (4) “FOR” A STOCKHOLDER PROPOSAL REQUESTING A DECLASSIFIED BOARD STRUCTURE; AND (5) IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. This proxy revokes all prior proxies given by the undersigned with respect to the Annual Meeting. YOUR VOTE IS VERY IMPORTANT. PLEASE VOTE YOUR PROXY TODAY. (continued, and to be signed and dated, on the reverse side)

YOUR VOTE IS IMPORTANT! Please take a moment now to vote your shares of the Company’s common stock for the upcoming Annual Meeting of Stockholders. PLEASE REVIEW THE PROXY STATEMENT AND VOTE TODAY IN ONE OF THREE WAYS: Vote by Mail—Please sign, date and return the WHITE proxy card in the postage-paid envelope provided, or mail to: Stadium Capital Partners, L.P., c/o Morrow & Co., LLC, 470 West Avenue, Stamford, CT 06902. ? PLEASE DETACH PROXY CARD HERE AND SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED? PLEASE MARK VOTES AS IN THIS EXAMPLE: 1 PROPOSAL 1—Election of Directors 1. To elect (01) Dominic P. DeMarco; (02) Nicholas Donatiello, Jr.; and (03) Michael J. McConnell to serve as Class A directors until the Company’s 2018 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified. Nominees:(01) Dominic P. DeMarco (02) Nicholas Donatiello, Jr. FOR ALL 0 WITHHOLD FOR ALL 0 FOR ALL EXCEPT 0 (03) Michael J. McConnell INSTRUCTIONS: if applicable, to withhold authority to vote for any individual nominee(s), mark the “FOR ALL EXCEPT” box and write the name(s) of the excepted nominee(s) in the space below. Your shares of common stock will be voted FOR the remaining nominees. STADIUM CAPITAL RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” ALL OF ITS NOMINEES LISTED IN PROPOSAL 1. PROPOSAL 2—Advisory Vote on the Company’s Executive Compensation 2. An advisory vote to approve the Company’s executive compensation. 0 FOR 0 AGAINST 0 ABSTAIN STADIUM CAPITAL RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 2. PROPOSAL 3—Ratification of Appointment of Independent Auditors 3. The ratification of the appointment of Deloitte & Touche LLP to serve as the Company’s independent auditors for fiscal 2015. 0 FOR0 AGAINST 0 ABSTAIN STADIUM CAPITAL RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 3. PROPOSAL 4—Stockholders Proposal 4. Stockholder proposal requesting a declassified board structure. 0 FOR 0 AGAINST 0 ABSTAIN STADIUM CAPITAL RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 4.

THIS PROXY IS VALID ONLY WHEN SIGNED. Dated: _, 2015 Printed Name of Stockholder Signature of Stockholder (and title, if any) Signature of Stockholder (if held jointly) Please sign exactly as your name or names appear on the stock certificate or on the attached label. If shares of common stock are held jointly, each stockholder should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person. PLEASE PROMPTLY SIGN, DATE AND RETURN THIS WHITE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.